UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2003

Vicuron Pharmaceuticals Inc.

(Exact Name of Registrant As Specified in its Charter)

Delaware	000-31145	04-3278032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

455 South Gulph Road, Suite 305, King of Prussia, PA	19406
(Address of Principal Executive Offices)	(Zip Code)

(610) 205-2300

(Registrant’s telephone number, including area code)

not applicable

(Former Name or Former Address, if Changed Since Last Report.)

Item 7.	Exhibits.

The exhibit listed on the Exhibit Index (following this Report’s signature page) is furnished with this Report.

Item 12.	Results of Operations and Financial Condition.

On March 11, 2004, Vicuron Pharmaceuticals Inc. issued a press release regarding its earnings for the fourth quarter of 2003 and the year ended December 31, 2003. A copy of the press release announcing these earnings is attached as Exhibit 99.1.

The information (including the exhibit incorporated into this Item 12 by reference) shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VICURON PHARMACEUTICALS INC. (Registrant)

Date: March 11, 2004	By:	/s/ GEORGE F HORNER III

George F. Horner III President and Chief Executive Officer

EXHIBIT INDEX

Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibit.

Exhibit No.	Description

99.1	Press release of Vicuron Pharmaceuticals Inc. dated March 11, 2004, reporting its financial results for the fourth quarter of 2003 and the year ended December 31, 2003.